SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                   FORM 8-A/A
                                 AMENDMENT NO. 1
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              VANGUARD WORLD FUNDS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


STATE OF DELAWARE                             SEE BELOW
-------------------------                     ---------------------------
(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER
                                              IDENTIFICATION NO.)

C/O         VANGUARD WORLD FUNDS
            P.O. BOX 2600                     19482
            VALLEY FORGE, PA                  (ZIP CODE)
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered: Exchange                   I.R.S. Employer
                                                           Identification Number
Vanguard Mega Cap 300 ETF             NYSE Arca, Inc.         26-1091795
Vanguard Mega Cap 300 Value ETF       NYSE Arca, Inc.         26-1091877
Vanguard Mega Cap 300 Growth ETF      NYSE Arca, Inc.         26-1091935


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 2-17620

     Securities to be registered pursuant to Section 12(g) of the Act: None

AMENDMENT NO. 1 TO FORM 8-A
Vanguard World Funds (the "Registrant") hereby amends the following Item 1 of the Registrant's Form 8-A originally filed on October 26, 2007, as set forth below.


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Registrant's Post-Effective Amendment Nos. 107 and 107 to the Registration Statement on Form N-1A (Securities Act file number
2-17620  and  Investment   Company  Act  file  number  811-1027,   respectively
(collectively, the "Registration Statement")), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities incorporated by reference to Exhibit 3 to the Registrant's Form 8-A filed on October 26, 2007.


SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


                                             VANGUARD WORLD FUNDS


DATE: July 10, 2008                           By: /s/ Heidi Stam
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                                                     Heidi Stam
                                                     Secretary